As filed with the Securities and Exchange Commission on July 1, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2025

THE EUROPEAN EQUITY FUND, INC.

(Exact name of registrant as specified in its charter)

Maryland	811-04632	26-0529973
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Third Avenue

New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 454-4500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On May 9, 2025, the Board of Directors of the Registrant approved (1) Articles of Amendment to the Registrant’s charter, which became effective June 30, 2025; and (2) Articles Supplementary regarding the Registrant’s election to no longer be subject to Section 3-803 of the Maryland General Corporation law, which became effective on June 30, 2025. The Articles of Amendment are filed as Exhibit 99.1 to this Report on Form 8-K. The Articles Supplementary are filed as Exhibit 99.2 to this Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit Number	Description

99.1	Articles of Amendment to the Registrant’s charter as filed with the State Department of Assessments and Taxation of the State of Maryland on July 1, 2025

99.2	Articles Supplementary as filed with the State Department of Assessments and Taxation of the State of Maryland on July 1, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2025	The European Equity Fund, Inc.

/s/ John Millette
	Name:	John Millette
	Title:	Secretary

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